UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                         FORM 8-K/A

                       CURRENT REPORT

                       Amendment No. 1



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 18, 1994
- -------------------------------------------------------------------


                 PARK ELECTROCHEMICAL CORP.
    -----------------------------------------------------
   (Exact name of registrant as specified in its charter)



    New York                      1-4415             11-1734643
- -------------------              --------           -------------
(State or other Jurisdic-       (Commission         (IRS Employer
tion of Incorporation)          File Number)         Ident. No.)



        5 Dakota Drive, Lake Success, New York 11042
        --------------------------------------------
          (Address of Principal Executive Offices)



                       (516) 354-4100
     --------------------------------------------------
     Registrant's telephone number, including area code





















Item 4.    Changes in Registrant's Certifying Accountant.


      On January 18, 1994, Park Electrochemical Corp., a New York corporation (the "Company"), engaged Ernst & Young ("E & Y"), independent auditors, as its accountants to audit the financial statements of the Company and certain subsidiaries for the year ended February 27, 1994. In connection with such engagement, on January 18, 1994, the Company dismissed Deloitte & Touche ("D & T") as independent accountants for the Company and such subsidiaries. The engagement of E & Y and the dismissal of D & T was approved by the Company's Board of Directors.


          In connection with the audits of the Company's financial statements for the fiscal years ended March 1, 1992 and February 28, 1993, and in the subsequent interim period to the date of dismissal of D & T, there did not exist any disagreement (within the meaning of Rule 304(a)(1)(iv) of Regulation S-K) between the Company and D & T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of D & T, would have caused D & T to have referred to the subject matter of the disagreement in connection with its report on the Company's financial statements. D & T's reports on the Company's financial statements for the fiscal years ended March 1, 1992 and February 28, 1993 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period to the date of dismissal of D & T there were no "reportable events", as that term is defined in Rule 304(a)(1)(v) of Regulation S-K.


          The decision to change independent accountants was approved by the Company's Board of Directors. The Audit Committee of the Company's Board of Directors did not separately recommend or approve the change in the Company's independent accountants.


          Prior to the engagement of E & Y, no member of that firm was consulted by the Company (1) for the purpose of obtaining a written report or oral advice with regard to the application of accounting principles to a specified transaction of the Company or any of its subsidiaries, (2) regarding the type of audit opinion that might be rendered on the Company's financial statements or (3) regarding any matter that was the subject of a disagreement (within the meaning of Rule 304(a)(1)(iv) of Regulation S-K) between the Company and D & T or which constituted a reportable event (as defined in Rule 304(a)(1)(iv) of Regulation S-K).


      D & T has furnished the Company with a letter, dated January 25, 1994, addressed to the Securities and Exchange Commission relating to the Company's disclosure set forth in the second paragraph of this Item 4 of this Report. A copy of D & T's letter is filed as an exhibit to this Report.













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Item 7.   Financial Statements and Exhibits.


      (c)  Exhibits

16 	  Letter, dated January 25, 1994, from Deloitte &
      Touche to the Securities and Exchange Commission


























































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                         SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 PARK ELECTROCHEMICAL CORP.
                                 --------------------------
                                       (Registrant)



Date:  January 27, 1994          By: /s/ Brian Shore
                                 --------------------------
                                        Brian Shore
                                       Vice President










































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                        EXHIBIT INDEX





                                                             Page



16    Letter, dated January 25, 1994, from
      Deloitte & Touche to the Securities and
      Exchange Commission                                      6




















































                             -5-




                                                     Exhibit 16





Deloitte & Touche

1633 Broadway
New York, New York 10019-6754

Telephone:  (212) 489-1600
Facsimile:  (212) 489-6944
International & Domestic
Telex:  4995706



January 25, 1994

Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in the second paragraph of Item 4 of Form 8-K of Park Electrochemical Corp. dated January 21, 1994.

Yours truly,

/s/ Deloitte & Touche







Deloitte & Touche
Tohmatsu
International

















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